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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-74980



                        SUPPLEMENT TO THE PROSPECTUS OF
         MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
                              DATED MARCH 20, 2000

     The Investment Manager has agreed, effective May 1, 2000, to waive its compensation under its management agreement with the Fund and to assume operating expenses of the Fund through December 31, 2000, to the extent necessary to maintain such expenses and compensation at 0.80% of the Fund's daily net assets on an annualized basis. The Investment Manager has further agreed to continue to waive such compensation and assume such expenses from January 1, 2001 through December 31, 2001, to the extent necessary to maintain such expenses and compensation at 0.75% of the Fund's daily net assets on an annualized basis.



April 27, 2000